UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2012

Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 12th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  212-974-1708
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

Upon the closing of the Offering (defined below), Resource Capital Corp. (the “Company”) will amend and restate its Amended and Restated Management Agreement (the “Agreement”) by and among the Company, Resource Capital Manager, Inc. (the “Manager”) and Resource America, Inc.  The Agreement was dated March 8, 2005, amended and restated on June 30, 2008, and subsequently amended on October 16, 2009, August 17, 2010, February 24, 2011 and March 16, 2012.  Effective upon closing of the Offering, the Second Amended and Restated Management Agreement (the “Amendment”) incorporates all of the previous amendments and amends and restates the Management Agreement in its entirety.  In addition, the Amendment revises the definitions of “Equity” to include the issuance of capital stock of the Company and “Operating Earnings” to adjust net income for real estate depreciation and amortization.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 5.03.      Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On June 7, 2012, the Company priced an underwritten public offering of 265,000 shares of its 8.50% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share) (“Series A Preferred Stock”) at $23.50 per share, pursuant to an effective registration statement (the “Offering”). Closing of the Offering is scheduled for June 14, 2012.  In connection with the Offering, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “Department”) classifying 265,000 shares of the Company’s authorized shares of preferred stock as Series A Preferred Stock. A copy of the Articles Supplementary is filed as Exhibit 3.3 to the Company’s Form 8-A filed on June 8, 2012 and is incorporated herein by reference.

Item 8.01.     Other Events.

Reference is made to the Company’s registration statement on Form S-3, as amended (File No. 333-174739), which became effective June 21, 2011 pursuant to which the Company registered the sale of up to $200,000,000 of equity and debt securities. On June 7, 2012, the Company and the Manager entered into an underwriting agreement with MLV & Co. LLC, as representative of the underwriters, in connection with the underwritten public offering by the Company of 265,000 shares of Series A Preferred Stock. The underwriting agreement provides that the underwriters are selling the shares of Series A Preferred Stock on a “best efforts” basis. A copy of the underwriting agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

On June 7, 2012 Foley & Lardner LLP rendered its opinion as to the validity of the Series A Preferred shares and Ledgewood, P.C. rendered its tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated June 7, 2012, by and among Resource Capital Corp., Resource Capital Manager, Inc. and MLV & Co. LLC, as representative of the underwriters.

3.1	Articles Supplementary to Articles of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.3 to Form 8-A filed with the Securities and Exchange Commission on June 8, 2012.

5.1	Opinion of Foley & Lardner LLP with respect to validity of the Series A Preferred Stock.

8.1	Opinion of Ledgewood, P.C. with respect to tax matters.

10.1	Second Amended and Restated Management Agreement effective as of June 14, 2012.

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

Date: June 13, 2012	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer & Secretary

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement dated June 7, 2012, by and among Resource Capital Corp., Resource Capital Manager, Inc. and MLV & Co. LLC, as representative of the underwriters.

3.1	Articles Supplementary to Articles of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.3 to Form 8-A filed with the Securities and Exchange Commission on June 8, 2012.

5.1	Opinion of Foley & Lardner LLP with respect to validity of the Series A Preferred Stock.

8.1	Opinion of Ledgewood, P.C. with respect to tax matters.

10.1	Second Amended and Restated Management Agreement effective as of June 14, 2012.

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends.